Exhibit 99.3

TIME IS CRITICAL. PLEASE COMPLETE AND RETURN PROMPTLY IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS. ELECTION FORM AND LETTER OF TRANSMITTAL This Election Form and Letter of Transmittal is sent to you in connection with the proposed merger (the “Merger”) of Cortland Bancorp (“Cortland”) with and into FMNB Merger Subsidiary IV, LLC (“Merger Sub”), a wholly-owned subsidiary of Farmers National Banc Corp. (“Farmers”), pursuant to the Agreement and Plan of Merger dated as of June 22, 2021 (the “Merger Agreement”), by and among Farmers, Merger Sub and Cortland. This Election Form and Letter of Transmittal may be used to make an election only with respect to the percentage of issued and outstanding Cortland common shares in your account under the Cortland 401(k) plan (the “Plan”). You may receive additional Election Forms and/or Letters of Transmittal with respect to Cortland common shares held by you in another manner or in another name (if any). The deadline for submitting these election forms is 5:00 PM Eastern Time on October 21, 2021 (the “Cutoff Time”). Election forms must be RECEIVED by Computershare Trust Company, N.A. (the “Exchange Agent”) no later than 5:00 p.m., Eastern Time, on the date of the Cutoff Time in order for the Exchange Agent to deliver the Election Forms to the Plan sponsor by the Election deadline of October 25, 2021 (the “Election Deadline”). If the Election Deadline is extended for any reason, Farmers and Cortland will announce the new Election Deadline. Shares Held in the Plan 12345678901234 Complete the box(es) on the reverse side to make an election to receive for your percentage of Cortland common shares (i) 1.75 Farmers common shares (a “Stock Election”), or (ii) $28.00 in cash without interest (a “Cash Election”), each of which is subject to proration, adjustment and certain limitations as set forth in the Merger Agreement which are intended to ensure that 75% of the outstanding Cortland common shares are converted into the right to receive Farmers common shares (the “Stock Consideration”) and the remaining outstanding Cortland common shares are converted into the right to receive cash in the amount of the Cash Election (the “Cash Consideration”) (as described in the Merger Agreement and summarized in the proxy statement/prospectus dated September 23, 2021 that is being sent to you under separate cover (as it may be amended from time to time, the “Proxy Statement”)). Additionally, as described in the Merger Agreement and summarized in the Proxy Statement, if at the effective time of the Merger (i) the Effective Time Book Value (as defined in, and calculated pursuant to, the Merger Agreement) of Cortland is less than $75 million (the “Target Book Value Floor” and the dollar amount of such shortfall, the “Shortfall”), the Cash Consideration will be reduced by a per share amount determined by dividing the dollar amount of the Shortfall by the number of Cortland common shares outstanding immediately prior to the effective time that are eligible to receive the Cash Consideration; or (ii) the Effective Time Book Value of Cortland exceeds $81 million (the “Target Book Value Ceiling” and the dollar amount of such excess, the “Excess Amount”), the Cash Consideration will be increased by a per share amount determined by dividing the dollar amount of the Excess Amount by the number of Cortland common shares outstanding immediately prior to the effective time that are eligible to receive the Cash Consideration. If the effective time of the Merger is after October 1, 2021, the Target Book Value Floor and the Target Book Value Ceiling will be adjusted upward by an amount equal to the product of $26,000 and the number of days from October 1, 2021 until the effective time, less any dividends paid by Cortland after October 1, 2021. If no box is checked or you elect to make “No Election,” your percentage of Cortland common shares will be converted into the right to receive such proportion of the Stock Consideration or Cash Consideration as determined pursuant to the Merger Agreement. BEFORE MAKING YOUR ELECTION, YOU ARE ENCOURAGED TO READ CAREFULLY THE ENTIRE MERGER AGREEMENT AND PROXY STATEMENT (INCLUDING ANNEXES THERETO AND DOCUMENTS INCORPORATED THEREIN BY REFERENCE) AND THE ACCOMPANYING INSTRUCTIONS.

ELECTION CHOICES I hereby elect to receive the following as consideration for my Cortland common shares held in this account: STOCK ELECTION (1.75 Farmers common shares for each Cortland common share, subject to adjustment) Mark this box to elect to make a Stock Election with respect to ALL of your percentage of Cortland shares. Mark this box to elect to make a Stock Election with respect to the following number of your percentage of Cortland shares Please fill in the amount (or percent) of your percentage of Cortland shares for which you would like to make a Stock Election. CASH ELECTION ($28.00 in cash without interest for each Cortland common share) Mark this box to elect to make a Cash Election with respect to ALL of your percentage of Cortland shares. Mark this box to elect to make a Cash Election with respect to the following amount (or percent) of your percentage of Cortland shares. Please fill in the amount (or percent) of your percentage of Cortland shares for which you would like to make a Cash Election. NO ELECTION Mark this box to make no election with respect to ALL of your percentage of Cortland shares held in this account You will be deemed to have made a NO ELECTION if: A. You fail to follow the instructions on the “Election Form and Letter of Transmittal” or otherwise fail properly to make an election; B. A properly completed “Election Form and Letter of Transmittal is not actually received by the Exchange Agent at or before the Cutoff Time; C. You properly and timely revoke a prior election without making a new election; or D. You check the “No Election” box above. By making “No Election”, the form of consideration that you will receive as a result of the Merger will be determined by Farmers or, at Farmers’ direction, the Exchange Agent, in accordance with the terms of the Merger Agreement. These elections will be subject to proration based on a proration adjustment if Stock Consideration is oversubscribed or undersubscribed. The allocation procedures set forth in the Merger Agreement are intended to ensure that 75% of the outstanding Cortland common shares are converted into the right to receive Farmers common shares and the remaining outstanding Cortland common shares are converted into the right to receive cash. The Cash Consideration is subject to (i) a reduction in the event that the Effective Time Book Value (as defined in, and calculated pursuant to, the Merger Agreement) of Cortland falls below the Target Book Value Floor or (ii) an increase if the Effective Time Book Value exceeds the Target Book Value Ceiling, at the effective time of the Merger. If the effective time of the Merger is after October 1, 2021, the Target Book Value Floor and the Target Book Value Ceiling will be adjusted upward by an amount equal to the product of $26,000 and the number of days from October 1, 2021 until the effective time, less any dividends paid after October 1, 2021. No guarantee can be made that you will receive the amount of Cash Consideration or Stock Consideration that you elect. No guarantee can be made as to the value of the consideration received relative to the value of the Cortland common shares being exchanged. You are encouraged to obtain current market quotations for Farmers and Cortland when making your election. To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent at one of the addresses listed in the Instructions, by the Cutoff Time. Do not send your election materials to Cortland, Farmers or Georgeson (the Information Agent). SIGNATURE(S) REQUIRED. Signature of Registered Holder(s) or Agent Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on your Plan account. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 4 and 5. By signing below, I represent and warrant as follows: (1) I have full power and authority to surrender the percentage of Cortland common shares represented hereby free and clear of all liens, claims and encumbrances. I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my percentage of Cortland common shares. (2) I understand that neither surrender nor an election is made in acceptable form until receipt by the Exchange Agent of this Election Form and Letter of Transmittal, duly completed and manually signed, together with all accompanying evidences of authority. I agree that all questions as to validity, form and eligibility of any surrender of my percentage of Cortland shares will be determined by the Exchange Agent. (3) I understand that I may not and shall not sell or otherwise transfer my percentage of Cortland common shares subject to this Election Form unless the Merger Agreement is terminated or I properly revoke this election prior to the Election Deadline. Signature of Plan Participant Signature of co-owner, if any Area Code/Phone Number